Winans Long/Short Fund

(a series of Northern Lights Fund Trust)

Supplement dated November 21, 2011 (effective at the close of business) to the Prospectus dated December 1, 2010

The Board of Trustees of the Winans Long/Short Fund (the “Fund”), a separate series of the Northern Lights Fund Trust, has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund, and redeem all outstanding shares, on December 23, 2011.

On or about November 21, 2011, the Fund will no longer pursue its stated investment objective and will begin liquidating its fund and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.

You may transfer your shares, including reinvested distributions, prior to December 23, 2011 in accordance with the procedures established by the insurance company in connection with your variable annuity and/or flexible premium variable life insurance contracts.  Your redemption from the Winans Long/Short Fund will have no federal income tax consequences.  Please refer to the “Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

ANY SHAREHOLDERS WHO HAVE NOT TRANSFERRED THEIR SHARES OF THE FUND PRIOR TO 4:00 P.M. EASTERN TIME ON DECEMBER 23, 2011, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1.866.722.1677.

This Supplement, and the existing Prospectus dated December 1, 2010, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated December 1, 2010 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1.866.722.1677.